                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

        Each of the undersigned hereby appoints Kevin R. Green and Anthony W. Rees, and each of them individually, his or her attorney-in-fact and agent, with full powers of substitution and resubstitution, to execute on his or her behalf in any and all capacities the Registration Statement on Form S-1 to be filed under the Securities Act of 1933 for the registration of the sale of Common Stock of Summit Medical Systems, Inc. (the "Company") by the Company and certain shareholders of the Company and to perform any acts necessary to be done in order to file any and all pre-effective and post-effective amendments thereto, and any and all instruments or documents filed as part of or in connection with such Registration Statement or amendments thereto including those pursuant to Rule 462, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of: June 3, 1996


- -------------------------           -------------------------
John M. Nehra                       Kent J. Thiry


- -------------------------           -------------------------
Dennis H. Powers                    Edward F. Sweeney


                                    /s/ Kevin R. Green
- -------------------------           -------------------------
Anthony W. Rees                     Kevin R. Green

                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

        Each of the undersigned hereby appoints Kevin R. Green and Anthony W. Rees, and each of them individually, his or her attorney-in-fact and agent, with full powers of substitution and resubstitution, to execute on his or her behalf in any and all capacities the Registration Statement on Form S-1 to be filed under the Securities Act of 1933 for the registration of the sale of Common Stock of Summit Medical Systems, Inc. (the "Company") by the Company and certain shareholders of the Company and to perform any acts necessary to be done in order to file any and all pre-effective and post-effective amendments thereto, and any and all instruments or documents filed as part of or in connection with such Registration Statement or amendments thereto including those pursuant to Rule 462, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of: June 3, 1996


- -------------------------           -------------------------
John M. Nehra                       Kent J. Thiry


                                    /s/ Edward F. Sweeney
- -------------------------           -------------------------
Dennis H. Powers                    Edward F. Sweeney


- -------------------------           -------------------------
Anthony W. Rees                     Kevin R. Green

                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

        Each of the undersigned hereby appoints Kevin R. Green and Anthony W. Rees, and each of them individually, his or her attorney-in-fact and agent, with full powers of substitution and resubstitution, to execute on his or her behalf in any and all capacities the Registration Statement on Form S-1 to be filed under the Securities Act of 1933 for the registration of the sale of Common Stock of Summit Medical Systems, Inc. (the "Company") by the Company and certain shareholders of the Company and to perform any acts necessary to be done in order to file any and all pre-effective and post-effective amendments thereto, and any and all instruments or documents filed as part of or in connection with such Registration Statement or amendments thereto including those pursuant to Rule 462, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of: June 3, 1996


                                    /s/ Kent J. Thiry
- -------------------------           -------------------------
John M. Nehra                       Kent J. Thiry


- -------------------------           -------------------------
Dennis H. Powers                    Edward F. Sweeney


- -------------------------           -------------------------
Anthony W. Rees                     Kevin R. Green

                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

        Each of the undersigned hereby appoints Kevin R. Green and Anthony W. Rees, and each of them individually, his or her attorney-in-fact and agent, with full powers of substitution and resubstitution, to execute on his or her behalf in any and all capacities the Registration Statement on Form S-1 to be filed under the Securities Act of 1933 for the registration of the sale of Common Stock of Summit Medical Systems, Inc. (the "Company") by the Company and certain shareholders of the Company and to perform any acts necessary to be done in order to file any and all pre-effective and post-effective amendments thereto, and any and all instruments or documents filed as part of or in connection with such Registration Statement or amendments thereto including those pursuant to Rule 462, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of: June 3, 1996


- -------------------------           -------------------------
John M. Nehra                       Kent J. Thiry


- -------------------------           -------------------------
Dennis H. Powers                    Edward F. Sweeney


/s/ Anthony W. Rees
- -------------------------           -------------------------
Anthony W. Rees                     Kevin R. Green

                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

        Each of the undersigned hereby appoints Kevin R. Green and Anthony W. Rees, and each of them individually, his or her attorney-in-fact and agent, with full powers of substitution and resubstitution, to execute on his or her behalf in any and all capacities the Registration Statement on Form S-1 to be filed under the Securities Act of 1933 for the registration of the sale of Common Stock of Summit Medical Systems, Inc. (the "Company") by the Company and certain shareholders of the Company and to perform any acts necessary to be done in order to file any and all pre-effective and post-effective amendments thereto, and any and all instruments or documents filed as part of or in connection with such Registration Statement or amendments thereto including those pursuant to Rule 462, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of: June 3, 1996


- -------------------------           -------------------------
John M. Nehra                       Kent J. Thiry


/s/ Dennis H. Powers
- -------------------------           -------------------------
Dennis H. Powers                    Edward F. Sweeney



- -------------------------           -------------------------
Anthony W. Rees                     Kevin R. Green

                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

        Each of the undersigned hereby appoints Kevin R. Green and Anthony W. Rees, and each of them individually, his or her attorney-in-fact and agent, with full powers of substitution and resubstitution, to execute on his or her behalf in any and all capacities the Registration Statement on Form S-1 to be filed under the Securities Act of 1933 for the registration of the sale of Common Stock of Summit Medical Systems, Inc. (the "Company") by the Company and certain shareholders of the Company and to perform any acts necessary to be done in order to file any and all pre-effective and post-effective amendments thereto, and any and all instruments or documents filed as part of or in connection with such Registration Statement or amendments thereto including those pursuant to Rule 462, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of: June 3, 1996


/s/ John M. Nehra
- -------------------------           -------------------------
John M. Nehra                       Kent J. Thiry


- -------------------------           -------------------------
Dennis H. Powers                    Edward F. Sweeney


- -------------------------           -------------------------
Anthony W. Rees                     Kevin R. Green